SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 3, 2014

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2014, the Board of Directors of Keyuan Petrochemicals, Inc. (the “Company”) approved the appointment of Mr. Baoyun Zhen, 39-Year-Old, as the Chief Financial Officer of the Company, effective immediately, replacing Mr. Fan Zhang, who the Company intends to appoint as the Chief General Manager of Zhejiang Zhongke Xunen Import and Export Ltd, a to be formed new Company which is the process of incorporation. Zhejiang Zhongke Xunen Import and Export Ltd. will be responsible for international exporting and importing to enlarge the scope of the Company’s business activities. Mr. Zhang will be in charge of its incorporation and management operations. The ownership of the new company is still being negotiated and no final amounts have been determined.

Mr. Zhen as the new CFO, is responsible for accounting and finance management in the Company. Mr. Zhen has 18 years experience in financial management. Before joining the Company, from 2011 to 2013, Mr. Zhen was a finance director of Ninbo AIERNI Group Co., Ltd. From 2002 to 2011, Mr. Zhen served as a finance director at Ningbo YunShen Corp., Ltd. Mr. Zhen holds a bachelor degree of accounting and financial management from Zhejiang Financial and Science University.

In addition, on the same day, Mr. Jintao Ma resigned from his position of the Chief General Manager of Ningbo Keyuan Petrochemicals due to personal reason. Ningbo Keyuan Petrochemicals is responsible for the sales and marketing, raw materials sourcing and market analysis for the Company. The Company is searching for qualified candidate and plan to fill in the vacancy caused by Mr. Ma’s resignation in a short time.

None of the above mentioned appointed officers is a related person to the Company as defined in Item 404 of Regulation S-K, nor a shareholder of the Company. None of them worked at any corporation or entity which is a parent, subsidiary or other affiliate of the Company, except Mr. Fan Zhang, who was the Acting Chief Financial Officer of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	Employment Agreement of Baoyun Zhen, dated January 3, 2014

Exhibit 99.1	Press Release, dated January 8, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: January 8, 2014	By:	/s/Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer

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